NATIONWIDE MUTUAL FUNDS

Nationwide Bailard Cognitive Value Fund	Nationwide Highmark Large Cap Growth Fund
Nationwide Bailard International Equities Fund	Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide Bailard Technology & Science Fund	Nationwide Highmark Short Term Bond Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide HighMark Small Cap Core Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide HighMark Value Fund
Nationwide HighMark Balanced Fund	Nationwide Ziegler Equity Income Fund
Nationwide HighMark Bond Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund	Nationwide Ziegler Wisconsin Tax Exempt Fund
Nationwide Highmark Large Cap Core Equity Fund

Supplement dated May 16, 2014
to the Statement of Additional Information dated November 29, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective immediately, Edward Herbert no longer serves as portfolio manager to the Nationwide HighMark Large Cap Core Equity Fund and the Nationwide HighMark Small Cap Core Fund.  Also, effective immediately, George Rokas no longer serves as portfolio manager to the Nationwide HighMark Large Cap Growth Fund.  Accordingly, all references to, and information regarding, Edward Herbert and George Rokas in the SAI, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE